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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 23, 1999, included in this Form 11-K, into the previously filed registration statement of Core Laboratories, N.V., on Form S-8 (File No. 33-80473).


                                                      ARTHUR ANDERSEN LLP


Houston, Texas
June 29, 1999